Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
Exhibit 10.4

PATENT AND KNOW-HOW LICENSE AGREEMENT No. 07554F33
AMENDMENT No. 3
BETWEEN
INSERM-TRANSFERT SA, "Societe Anonyme a Dίrectoire et Conseίl de Surveίllance", a limited company organized under the laws of France, with share capital of €9,573,470, whose registered headquarters are located at 7 rue Watt, 75013 Paris, France, SIRET Νο. 434 033 619 00025 business (ΑΡΕ) code 7219Ζ, Paris Trade and Companies Registry Νο. Β 434 033 619, represented by its Chairman of the Management Board, Mrs. Pascale Auge,
Acting as delegatee of the French National Institute of Health and Medical Research (Institut National de la Sante et de la Recherche Medicale -hereinafter ''INSERM"), a public scientific and technological institute, having its registered headquarters at 101 rue de Tolbiac, 75013 Paris, France.
OF THE FIRST PART
AND
bluebird bio, lnc. (formerly known as Genetix, lnc.) a corporation organized under the laws of the state of Delaware, U.S.A., having its principal place of business at 150 Second Street, Third Floor, Cambridge, Massachusetts 02141 U.S.A.
Hereinafter referred to as "LICENSEE"
OF THE SECOND PART,
Referred to individually as a “Party” and collectively as the “Parties”
BACKGROUND
Α.    INSERM delegated to INSERM-TRANSFERT, its wholly-owned private law technology transfer subsidiary, the management of its technology transfer activities including the negotiation and signature of research, collaborative, license, service and confidentiality and non disclosure agreements relating to the research conducted solely or jointly by INSERM's research units.
Pursuant to this agreement, INSERM-TRANSFERT is authorized to use and call on the material and human resources of the INSERM laboratories for the proper performance of the agreements entered into by INSERM-TRANSFERT, it being specified that INSERM-TRANSFERT is in charge of the negotiation, signature and follow-up of these agreements, and INSERM is in charge of the implementation and performance of the works that are the subject of these agreements as well as the financial management thereof.
It is however specified that this delegation does not entail the transfer to INSERM-TRANSFERT of the property rights held by or jointly held with INSERM.
For the performance of this License Agreement (as defined below), INSERM is not considered as a third party.
Β.    INSERM is the sponsor of the INSERM Trial (as defined below).

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
C.    INSERM-TRANSFERT, acting on behalf of INSERM, and LICENSEE entered into a Patent and Know-How License Agreement on 14 May 2009 (''Original License Agreement"), amended on 21 December, 2012 ("Amendment Νο 1") and 15 March 2013 “Amendment Νο 2") (Original License Agreement, Amendment Νο 1 and Amendment Νο 2, collectively, "License Agreement"). Pursuant to the License Agreement, INSERM-TRANSFERT granted to LICENSEE an exclusive, royalty bearing license, with the right to grant sublicenses, in the Territory under the Patents and Know-How to further develop a treatment for adrenoleukodystrophy.
D.    The purpose of Amendment Νο 1 was to amend the financial terms of the License Agreement so as to accurately reflect the value of the license granted. The purpose of Amendment Νο 2 was to reflect the details of the data transfer and payments related thereto.
Ε.    INSERM has collected and will continue to collect certain clinical data from the INSERM Trial. In addition to the rights granted under the License Agreement, INSERM-TRANSFERT has agreed to provide LICENSEE with access to Clinical Data (as defined below) and LICENSEE, in connection with such access, is willing to pay certain payments, as further described in Amendment Νο 2 and this Amendment Νο 3 to the License Agreement (“Amendment Νο 3").
F.    LICENSEE informed INSERM TRANSFERT in June 2014 of its wish not to build a Database but to rather have Mr. Herve Villemagne, independent Clinical Research Associate working under the direction of LICENSEE, take redacted copies of the Clinical Data listed under Exhibit Α of the License Agreement and contained in the paper CRFs and send them νia courier to LICENSEE. Α three-way CDA between Mr Herve Villemagne, LICENSEE and INSERM TRANSFERT has been executed on 30 Dec 2014 with retroactive effect as of April 26, 2013, it being specified that LICENSEE shall remain at all times fully liable towards INSERM TRANSFERT and INSERM for Mr. Herve Villemagne's performance of his confidentiality obligations.
G.    The purpose of this Amendment Νο 3 is to revise the conditions of the transfer of Clinical Data from INSERM to LICENSEE and related funding matters between LICENSEE and INSERMTRANSFERT in connection with such transfer and access.
Η.    Terms used in this Amendment Νο 3 and not defined herein will have the meaning ascribed to them in the License Agreement.
NOW, THEREFORE, in consideration of the mutual covenants, conditions and undertakings herein contained, the Parties hereto agree to amend the License Agreement as follows:
1.The following definitions are hereby amended and restated in the Preliminary Article -DEFINITIONS of the License Agreement:
“Database” means the secured electronic data archival and storage system that may be built by or on behalf of LICENSEE, with content pursuant to Exhibit Α, for use by LICENSEE and, if applicable, by INSERM and Investigator (as defined below) as a repository for Clinical Data.
2.Subsection 5.1.2 of ARTICLE 5 - FINANCIAL TERMS of the License Agreement is hereby amended and restated in its entirety as follows:
"5.1.2 Clinical Data Access Fee: In consideration for the transfer of Clinical Data from two (2) Trial Subjects from INSERM to LICENSEE and the access to Clinical Data granted to LICENSEE pursuant to the License Agreement, LICENSEE shall pay to INSERM-TRANSFERT the total sum of [***]. Invoices are to be submitted to LICENSEE by email to: [***]. Installments will be paid within thirty (30) days of receipt of an invoice as follows:
(i)    [***]

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
(ii)    [***]
(iii)    [***]
(iv)    [***]
Should more than two Trial Subjects (or their legal representatives) execute the Informed Consent Form, additional Clinical Data Access Fees shall be owed by LICENSEE, amounting to fifty percent (50%) of the payments listed under (i) to (iv) hereabove per additional Trial Subject.
For the purpose of this Subsection 5.1.2 and of the payments under (ii) and (iii) above, LICENSEE shall promptly inform INSERM TRANSFERT by e-mail upon Herve Villemagne's first access (a) to the CRFs for the Original Period and (b) to the Clinical Data listed under Exhibit Α collected up to the Clinical Data Transfer Effective Date.
3.Subsection 11.4 of ARTICLE 11 - CLINICAL DATA ACCESS, of the License Agreement is hereby amended and restated in its entirety as follows:
"11.4 Database: LICENSEE will be responsible for building and maintaining, at its own cost, the Database. LICENSEE will own the Database, without prejudice to INSERM's ownership of the Clinical Data, and provide access to the Database to INSERM for use in the INSERM Trial, if applicable.
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4.The following Subsection 11.7(a) replaces the original Subsection 11.7(a) within ARTICLE 11 - CLINICAL DATA ACCESS of the License Agreement.
“11.7 Project Plan and Use of Clinical Data:
(a)    INSERM and Investigator will collect the specified data as defined in the Clinical Protocol onto a source document and paper CRFs as set forth in the Project Plan.”
5.The following paragraph of Subsection 11.8 is deleted:
“It is specified that in the case not all four (4) Trial Subjects (or their legal representatives), but at least one Trial Subject (or his/her legal representative), execute the Informed Consent Form, the Clinical Data access fees provided under Section 5.1.2 shall be prorated based on the number of Trial Subjects having executed the Informed Consent Form”.
6.The following new Subsection 11.9 within ARTICLE 11 - CLINICAL DATA ACCESS, is hereby added to the License Agreement
“11.9 The following general terms will apply to this Amendment Νο 3:
Subject to the following paragraph, this Amendment Νο 3 shall be deemed executed and enter into effect on the latest date of signature by either of the Parties (the "Signature Date").”
This Amendment Νο 3 shall be effective for the term of the License Agreement, it being however specified that, other than as expressly stated below, neither INSERM nor INSERM-TRANSFERT nor Investigator shall be liable in case of (i) completion, abandonment or termination of the INSERM Trial, whether decided by INSERM or resulting from the fact that INSERM is no more authorised by the relevant French authority to perform the INSERM Trial (and notably to perform the Gap Period and/or the Follow-Up Period) or if the performance of the INSERM Trial is suspended by the said authority or (ii) in case one or several Trial Subjects later withdraw(s) its (their) consent(s).

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
7.Exhibit Β is hereby amended and restated in its entirety by the new Exhibit Β attached to this Amendment 3.
Except as specifically set forth in this Amendment Νο 3, all provisions of the License Agreement shall remain in full force and effect.

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
In witness whereof, the Parties have executed this Amendment Νο 3 in English by their respective duly authorized representatives on the date indicated below in two (2) copies, one (1) for each Party.

INSERM-TRANSFERT		bluebird bio, Inc.

Signature	/s/ Pascale Auge	Signature	/s/ Jason F. Cole
(Authorized signatory of the company)
Name:	Pascale Auge	Name:	Jason F. Cole
Title:	CEO	Title:	SVP, General Counsel
Date:	14 Oct 2014	Date:	October 29, 2014

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
EXHIBIT B
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